Selected Balance Sheet Detail	12 Months Ended
Dec. 31, 2021
Selected Balance Sheet Detail.
Selected Balance Sheet Detail

4. Selected Balance Sheet Detail

Property and equipment, net of accumulated depreciation and amortization

Property and equipment consisted of the following at December 31, 2021 and 2020 (in thousands):

	2021	2020
Laboratory equipment	$584	$584
Computer hardware and software	82	69
	666	653
Accumulated depreciation and amortization	(549)	(479)
Property and equipment, net	$117	$174

As a result of our decision to cease marketing of Argus II we recorded an impairment of $0.7 million in 2020 related to our fixed assets used primarily for Argus activities which is recorded in restructuring charges in the consolidated statements of operations. We sold a substantial number of our fixed assets for net proceeds of $0.4 million in July 2020.

Debt

On December 8, 2020, we borrowed $1 million from Gregg Williams, Chairman of the Board of Directors of the Company and $1.2 million from two unaffiliated shareholders. Each promissory note was unsecured and accrued interest at a rate of twelve percent (12%) per annum beginning on receipt of the loan amounts. We repaid the principal and accrued interest of $135,000 during the quarter ended June 30, 2021.

Contract Liabilities

Contract liabilities amounted to $335,000 at December 31, 2021 and 2020 and are included in accrued expenses on the balance sheet.